UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2019

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2019, the Board of Directors (the “Board”) of the Tennessee Valley Authority (“TVA”) took several actions related to compensation. The Board (1) established fiscal year (“FY”) 2020 performance measures for the Corporate Multiplier under the Winning Performance Team Incentive Plan (“WPTIP”) and Executive Annual Incentive Plan (“EAIP”), (2) established performance measures and goals for the FY 2020 - 2022 performance cycle under the Long-Term Incentive Plan (“LTIP”), and (3) approved an amended and restated Compensation Plan.

Corporate Multiplier

The Board approved the following performance measures for the Corporate Multiplier for FY 2020: (1) Safety, (2) Total Financing Obligations and Liabilities, (3) Operating Cash Flow, (4) Net Income, (5) Jobs Created and Retained, and (6) Board Level Significant Events. These measures are described in more detail in the table below:

Performance Measure	Description	Target
Safety (Serious Injury Incident Rate)	(Number of cases X 200,000) / (Number of hours worked by TVA employees and staff augmentation contractors)	0.00
Total Financing Obligations and Liabilities
The total amount of net long-term debt (including unamortized premiums and discounts), net short-term debt, leaseback obligations, energy prepayment obligations, and variable interest entities less contributions to unfunded liabilities
FY 2020 Business Plan
Operating Cash Flow	Net cash provided by operating activities as shown on TVA’s Consolidated Statements of Cash Flows	FY 2020 Business Plan
Net Income	Net income as shown on TVA’s Consolidated Statements of Operations	FY 2020 Business Plan
Jobs Created and Retained	The number of new or retained jobs in TVA’s service area for which TVA has played a role in the recruitment or retention of the economic development project	50,000-75,000
Board Level Significant Events	Items (both favorable and unfavorable) that the Board deems significant and that affect TVA’s reputation, organizational health, or the public at large	Zero

The Board and the Chief Executive Officer (“CEO”) will jointly qualitatively assess TVA’s performance and determine the final Corporate Multiplier, which will range between 0 and 1.0, after the end of FY 2020.

The award for certain WPTIP or EAIP participants may be adjusted by the participant’s supervisor based on an evaluation of the participant’s individual achievements and performance during the year. In addition, awards may be further adjusted by the Board or the CEO (1) as a result of any unusual or nonrecurring event affecting TVA or the financial statements of TVA or (2) as a result of changes in business conditions or the business strategy of TVA.

Establishment of LTIP Performance Measures and Goals for the FY 2020 - 2022 Performance Cycle

The Board approved LTIP performance measures for the FY 2020 - 2022 performance cycle. These performance measures, along with their associated weights and goals, are as follows:

FY 2020 - 2022 LTIP Performance Cycle

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
Non-Fuel Delivered Cost of Power (1)	40%	Business	Business	Business
		Plan + 4%	Plan	Plan - 4%
Load Not Served (2)	30%	4.8	3.9	3.5
External Performance Indicators for TVA Nuclear Fleet (3)	15%	94.3	96.2	97.7
External Measures (4)	15%	77.2	80.0	82.8

Notes
(1)  Non-Fuel Delivered Cost of Power = (Operating and Maintenance Expense + Base Capital Expense + Interest Expense + Other Expense) / Budgeted Electric Power Sales. For the FY 2020 - 2022 LTIP performance cycle, the Non-Fuel Delivered Cost of Power measure will be calculated using an average of the FY 2020, FY 2021, and FY 2022 results.
(2)  Load Not Served = (Percentage of Total Load Not Served) x (Number of Minutes in the Period). The Load Not Served measure excludes events during declared major events, variances, emergency forced outages, prearranged outages, and tornadoes and includes distributor provided load not served estimates for distributor connection point interruptions caused by TVA. For the FY 2020 - 2022 LTIP performance cycle, the Load Not Served measure will be calculated using an average of the FY 2020, FY 2021, and FY 2022 results.
(3) The External Performance Indicators for TVA Nuclear Fleet measure is calculated using a weighted combination of key performance indicators based on standard nuclear industry definitions for station performance, with the maximum obtainable being 100 points. For the FY 2020 - 2022 LTIP performance cycle, this measure will be based on FY 2022 results.
(4)  For the FY 2020 - 2022 LTIP performance cycle, the External Measures metric will be calculated using an average of the FY 2020, FY 2021, and FY 2022 results. The External Measures metric will be based on the following measures:

Performance Measure
Media Tone	5%	87.0	90.0	93.0
Stakeholder Survey	5%	77.8	79.3	80.8
Customer Survey	5%	66.7	70.7	74.7
Composite Result		77.2	80.0	82.8

Amended and Restated Compensation Plan

The Board approved an amended and restated Compensation Plan. The Compensation Plan provides the framework for TVA management and the Board to manage compensation for all TVA employees and describes TVA’s compensation philosophy, strategy, and practices. The changes to the plan were editorial in nature. For example, the changes strengthened the description of TVA’s compensation components and updated language related to qualified and non-qualified retirement plans. A copy of the amended and restated Compensation Plan is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Amended and Restated Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: August 28, 2019	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

This exhibit is filed pursuant to Item 5.02 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Amended and Restated Compensation Plan